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                                                  Filed Pursuant to Rule 497(e)
                                                  Registation File No.: 33-54047


            SUPPLEMENT DATED JANUARY 18, 2002 TO THE PROSPECTUS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                               DATED MAY 1, 2001


The disclosure pertaining to the Growth Portfolio and the Developing Growth Portfolio in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


      THE GROWTH PORTFOLIO - The Portfolio is managed by the Select Growth team. Current members of the team include and William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Peter Dannenbaum and Jeffrey Alvino, Executive Directors of Morgan Stanley Investment Management Inc. and the Investment Manager.


      THE DEVELOPING GROWTH PORTFOLIO - The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and John Roscoe, Vice Presidents of the Investment Manager, and David P. Chu, an Executive Director of the Investment Manager.